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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 11, 1995
                Date of report (Date of earliest event reported)


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                              WEDGESTONE FINANCIAL
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8984



                MASSACHUSETTS                        04-26950000
       State or other jurisdiction of        I.R.S. Employer Identification
        incorporation or organization                   Number


        5200 N. Irwindale Avenue, Suite 168, Irwindale, California 91760
                     Address of principal executive offices


                                 (818) 338-3555
                             Registrant's Telephone


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ITEM 5.  OTHER EVENTS

Attached is a press release issued December 11, 1995 which relates to recent events concerning Wedgestone's loss on a loan to Genesis Plastics, Inc., and Wedgestone's calculation of Deferred Tax Benefits.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

         1.  Wedgestone Financial news release dated December 11, 1995.